Critical Math Portfolio

a Series of Northern Lights Variable Trust

Supplement dated December 24, 2008, to the Prospectus dated August 29, 2008 and

Statement of Additional Information dated May 1, 2008

Effective December 24, 2008, the name of the Critical Math Portfolio is changed to the “Adaptive Allocation Portfolio.” All references to Critical Math Portfolio are replaced with Adaptive Allocation Portfolio.

The first sentence of the fifth paragraph under “Principal Investment Strategies” defines what “Critical Math” means and how the meaning of the Fund name relates to its investment strategies.  This sentence is hereby deleted in its entirety.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Prospectus dated August 29, 2008 and the Statement of Additional Information, dated May 1, 2008, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-263-9260.

Please retain this Supplement for future reference.